Exhibit 10.1

Gregory Case

Aon Corporation

United States

June 24, 2024

International Assignment Extension – Chicago, Illinois to London, England

Dear Greg,

This letter serves to amend your international assignment letter effective July 1, 2016, governing the terms of your international assignment from Chicago, Illinois to London, England (your “International Assignment Letter”).

Pursuant to this letter, the terms of your international assignment shall be extended for an additional one year, through June 30, 2025.

Except as otherwise expressly modified herein, the terms of the International Assignment Letter, and your acknowledgment and acceptance thereof, shall continue in full force and effect.

Please confirm acceptance of the terms and conditions of this letter by signing below and returning a copy of the signed letter to me.

Sincerely,

/s/ Lisa Stevens	24-Jun-2024
Lisa Stevens
Chief People Officer

Acknowledged and Agreed:

/s/ Gregory Case	24-Jun-2024
Gregory Case

Aon Global Mobility | Assignment Extension Letter	1 of 1